Exhibit 99.1

Barnes & Noble Reports Fiscal 2019 First Quarter Financial Results

Sales Consistently Improve Throughout the First Quarter and into the Second Quarter

NEW YORK--(BUSINESS WIRE)--September 6, 2018--Barnes & Noble, Inc. (NYSE: BKS) today reported sales and earnings for its fiscal 2019 first quarter ended July 28, 2018.

Total sales for the first quarter were $795 million, declining 6.9% as compared to the prior year, with comparable store sales declining 6.1%. Comparable store sales improved each month of the quarter, declining 7.8%, 6.1% and 4.5%. The sales trend continued to improve into the second quarter, declining 0.8% in August.

“We fully realize that cutting expenses does not alone provide a path to the long term viability of any retail business. Therefore, our short and long term focus is to grow our top line, and, by doing so, provide us the cash flow needed to grow our business,” said Len Riggio, Chairman of Barnes & Noble, Inc. “Comparable store sales have sequentially improved each month and continued into the second quarter. Thanks are due to our team of merchants and the entire store management group from top to bottom.”

The consolidated first quarter net loss was $17.0 million, or $0.23 per share, as compared to a loss of $10.8 million, or $0.15 per share, in the prior year.

The consolidated first quarter operating loss was $16.2 million, slightly higher than the prior year operating loss of $15.2 million, as the sales decline was partially mitigated by $22 million in expense reductions. Consolidated first quarter EBITDA was $7.7 million, as compared to $11.2 million a year ago.

Outlook

As the Company prepares for the holiday season, it is encouraged by the sequential improvement in its sales trend and the fall title line-up. The organization is focused on its merchandising initiatives to grow sales, while continuing to control expenses.

For fiscal 2019, the Company continues to expect EBITDA to be in a range of $175 million to $200 million.

Conference Call

A conference call with Barnes & Noble, Inc.’s senior management will be webcast beginning at 10:00 A.M. ET on Thursday, September 6, 2018, and is accessible at investors.barnesandnobleinc.com.

Barnes & Noble, Inc. will report fiscal 2019 second quarter results on or about November 20, 2018.

About Barnes & Noble, Inc.

Barnes & Noble, Inc. (NYSE: BKS) is the nation’s largest retail bookseller, and a leading retailer of content, digital media and educational products. The Company operates 629 Barnes & Noble bookstores in 50 states, and one of the Web’s premier e-commerce sites, BN.com (www.bn.com). The Nook Digital business offers a lineup of popular NOOK® tablets and eReaders and an expansive collection of digital reading and entertainment content through the NOOK Store®. The NOOK Store (www.nook.com) features digital books, periodicals and comics, and offers the ability to enjoy content across a wide array of popular devices through Free NOOK Reading Apps™ available for Android™, iOS® and Windows®.

General information on Barnes & Noble, Inc. can be obtained by visiting the Company's corporate website at www.barnesandnobleinc.com.

BKS – Financial

Forward-Looking Statements

This press release contains certain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) and information relating to Barnes & Noble that are based on the beliefs of the management of Barnes & Noble as well as assumptions made by and information currently available to the management of Barnes & Noble. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” “forecasts,” “projections,” and similar expressions, as they relate to Barnes & Noble or the management of Barnes & Noble, identify forward-looking statements.

Such statements reflect the current views of Barnes & Noble with respect to future events, the outcome of which is subject to certain risks, including, among others, the general economic environment and consumer spending patterns, decreased consumer demand for Barnes & Noble’s products, low growth or declining sales and net income due to various factors, including store closings, higher-than-anticipated or increasing costs, including with respect to store closings, relocation, occupancy (including in connection with lease renewals) and labor costs, the effects of competition, the risk of insufficient access to financing to implement future business initiatives, risks associated with data privacy and information security, risks associated with Barnes & Noble’s supply chain, including possible delays and disruptions and increases in shipping rates, various risks associated with the digital business, including the possible loss of customers, declines in digital content sales, risks and costs associated with ongoing efforts to rationalize the digital business, risks associated with the eCommerce business, including the possible loss of eCommerce customers and declines in eCommerce sales, the risk that financial and operational forecasts and projections are not achieved, the performance of Barnes & Noble’s initiatives including but not limited to new store concepts and eCommerce initiatives, unanticipated adverse litigation results or effects, potential infringement of Barnes & Noble’s intellectual property by third parties or by Barnes & Noble of the intellectual property of third parties, and other factors, including those factors discussed in detail in Item 1A, “Risk Factors,” in Barnes & Noble’s Annual Report on Form 10-K for the fiscal year ended April 28, 2018, and in Barnes & Noble’s other filings made hereafter from time to time with the SEC.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to Barnes & Noble or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. Barnes & Noble undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this communication.

BARNES & NOBLE, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	13 weeks ended	13 weeks ended
	July 28, 2018	July 29, 2017

Sales	$794,776	$853,316
Cost of sales and occupancy	566,704	599,835
Gross profit	228,072	253,481
Selling and administrative expenses	220,388	242,295
Depreciation and amortization	23,885	26,398
Operating loss	(16,201)	(15,212)
Interest expense, net	3,252	2,040
Loss before taxes	(19,453)	(17,252)
Income tax benefit	(2,415)	(6,474)
Net loss	$(17,038)	$(10,778)

Loss per common share:
Basic	$(0.23)	$(0.15)
Diluted	$(0.23)	$(0.15)

Weighted average common shares outstanding:
Basic	72,686	72,453
Diluted	72,686	72,453

Dividends declared per common share	$0.15	$0.15

Percentage of sales:
Sales	100.0%	100.0%
Cost of sales and occupancy	71.3%	70.3%
Gross profit	28.7%	29.7%
Selling and administrative expenses	27.7%	28.4%
Depreciation and amortization	3.0%	3.1%
Operating loss	-2.0%	-1.8%
Interest expense, net	0.4%	0.2%
Loss before taxes	-2.4%	-2.0%
Income tax benefit	-0.3%	-0.8%
Net loss	-2.1%	-1.3%

BARNES & NOBLE, INC. AND SUBSIDIARIES
Segment Information
(In thousands)
(Unaudited)

		13 weeks ended	13 weeks ended
		July 28, 2018	July 29, 2017

Sales
	Retail	$775,718	$830,036
	NOOK	25,270	29,500
	Elimination	(6,212)	(6,220)
Total		$794,776	$853,316

Gross Profit
	Retail	$216,301	$238,890
	NOOK	11,771	14,591
Total		$228,072	$253,481

Selling and Administrative Expenses
	Retail	$210,891	$228,321
	NOOK	9,497	13,974
Total		$220,388	$242,295

EBITDA
	Retail	$5,410	$10,569
	NOOK	2,274	617
Total		$7,684	$11,186

Depreciation and Amortization
	Retail	$(21,278)	$(23,079)
	NOOK	(2,607)	(3,319)
Total		$(23,885)	$(26,398)

Operating Loss
	Retail	$(15,868)	$(12,510)
	NOOK	(333)	(2,702)
Total		$(16,201)	$(15,212)

Net Loss
	Operating loss	$(16,201)	$(15,212)
	Interest expense, net	(3,252)	(2,040)
	Income tax benefit	2,415	6,474
Total		$(17,038)	$(10,778)

Percentage of sales:

Gross Margin
	Retail	27.9%	28.8%
	NOOK	61.8%	62.7%
Total		28.7%	29.7%

Selling and Administrative Expenses
	Retail	27.2%	27.5%
	NOOK	49.8%	60.0%
Total		27.7%	28.4%

EBITDA
	Retail	0.7%	1.3%
	NOOK	11.9%	2.7%
Total		1.0%	1.3%

Depreciation and Amortization
	Retail	2.7%	2.8%
	NOOK	13.7%	14.3%
Total		3.0%	3.1%

Operating Loss
	Retail	-2.0%	-1.5%
	NOOK	-1.7%	-11.6%
Total		-2.0%	-1.8%

BARNES & NOBLE, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(In thousands)
(Unaudited)

	July 28, 2018	July 29, 2017

ASSETS
Current assets:
Cash and cash equivalents	$11,565	$11,978
Receivables, net	66,344	64,016
Merchandise inventories, net	940,392	950,658
Prepaid expenses and other current assets	76,030	110,314
Total current assets	1,094,331	1,136,966

Property and equipment:
Land and land improvements	2,541	2,541
Buildings and leasehold improvements	1,083,364	1,069,981
Fixtures and equipment	1,532,234	1,625,127
	2,618,139	2,697,649
Less accumulated depreciation and amortization	2,372,719	2,427,178
Net property and equipment	245,420	270,471

Goodwill	71,593	207,381
Intangible assets, net	309,539	310,010
Other non-current assets	17,682	10,530
Total assets	$1,738,565	$1,935,358

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$470,530	$511,226
Accrued liabilities	256,588	265,400
Gift card liabilities	223,950	337,965
Total current liabilities	951,068	1,114,591

Long-term debt	178,700	84,100
Deferred taxes	72,147	83,785
Other long-term liabilities	82,764	97,099

Shareholders' equity:
Common stock; $0.001 par value; 300,000 shares authorized;
112,569 and 112,092 shares issued, respectively	112	112
Additional paid-in capital	1,750,019	1,744,013
Accumulated other comprehensive income	276	315
Retained earnings	(174,086)	(67,131)
Treasury stock, at cost, 39,716 and 39,558 shares, respectively	(1,122,435)	(1,121,526)
Total Barnes & Noble, Inc. shareholders' equity	453,886	555,783
Commitments and contingencies	-	-
Total liabilities and shareholders' equity	$1,738,565	$1,935,358

BARNES & NOBLE, INC. AND SUBSIDIARIES
Earnings (Loss) Per Share
(In thousands, except per share data)
(Unaudited)

	13 weeks ended	13 weeks ended
	July 28, 2018	July 29, 2017
Numerator for basic loss per share:
Net loss	$(17,038)	$(10,778)
Less allocation of dividends to participating securities	(21)	(11)
Net loss available to common shareholders	$(17,059)	$(10,789)

Numerator for diluted loss per share:
Net loss available to common shareholders	$(17,059)	$(10,789)

Denominator for basic and diluted loss per share:
Basic and diluted weighted average common shares	72,686	72,453

Loss per common share:
Basic	$(0.23)	$(0.15)
Diluted	$(0.23)	$(0.15)

BARNES & NOBLE, INC. AND SUBSIDIARIES
Non-GAAP Reconciliation & Forward-Looking Statement
(In millions)
(Unaudited)

	Forward-Looking Fiscal 2019

EBITDA (a)	$175	$200
Depreciation and amortization	(100)	(100)
Operating income	$75	$100

(a) Excludes any unusual or non-recurring items.

CONTACT:
Media:
Barnes & Noble, Inc.
Mary Ellen Keating, (212) 633-3323
Senior Vice President
Corporate Communications
mkeating@bn.com
or
Investor:
Barnes & Noble, Inc.
Andy Milevoj, (212) 633-3489
Vice President
Investor Relations and Corporate Finance
amilevoj@bn.com